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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ___________________




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 June 12, 1997
                                 Date of Report
                       (Date of earliest event reported)



                          NASHVILLE COUNTRY CLUB, INC.
             (Exact name of registrant as specified in its charter)

             Tennessee                  0-22582                  62-1535897
   (State or other jurisdiction       (Commission               (IRS Employer
         of incorporation)           File Number)            Identification No.)


                          402 Heritage Plantation Way
                           Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                     38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On June 12, 1997, Nashville Country Club, Inc. (the "Registrant") entered into a letter agreement (the "Agreement") with Robert E. Geddes, Thomas Miserendino and Brian F. Murphy (the "Sellers") relating to the purchase (the "Acquisition") by the Registrant of a fifty-one percent interest in Irvine Meadows Amphitheater, a California general partnership ("IMA Partners"), and a group of affiliated entities (collectively, "Avalon West Coast") which produce concerts and manage merchandising for concerts and sports events. The entities which comprise Avalon West Coast include IMA Partners, New Avalon, Inc., a California corporation, TBA Media, Inc., a California corporation, Eric/Chandler Ltd., Inc., a Texas corporation, and Eric Chandler Merchandising, Inc., a California corporation.

         Pursuant to the terms of the Letter Agreement, the Registrant has agreed to pay an aggregate purchase price equal to the greater of (i) $7,000,000 or (ii) fifty-one percent of the sum of (a) six times the average of EBITDA for Avalon West Coast's amphitheater operations for 1996, 1997 and 1998 and (b) six times the average of the net income before taxes of Avalon West Coast's non-amphitheater operations for the same period. The Company expects to enter into a definitive acquisition agreement with the Sellers relating to the proposed Acquisition which will contain customary representations and warranties and covenants as to the operation of the entities comprising Avalon West Coast for the period from the date of such agreement to the closing date. In connection with the consummation of the Acquisition, the Registrant anticipates entering into employment agreements with Robert Geddes, Thomas Miserendino and Brian Murphy. Messrs. Geddes and Miserendino have been directors of the Registrant since April 1997.

         The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         N/A


(b)      RESTATED AND PRO FORMA FINANCIAL INFORMATION

         N/A


(c)      EXHIBITS.

         2.2 Letter Agreement, dated June 12, 1997, among Nashville Country Club, Inc., and each of Robert E. Geddes, Thomas Miserendino and Brian F. Murphy.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NASHVILLE COUNTRY CLUB, INC.



Date:  June 20, 1997                       By: /s/ Thomas J. Weaver III
                                               --------------------------------
                                                   Thomas J. Weaver III
                                                   Chief Executive Officer
                                                   and President





                                      -2-
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                               INDEX TO EXHIBITS

                                                                    Sequentially
    Exhibit                                                           Numbered
    Number                   Description of Document                    Page
    ------                   -----------------------                    ----
 2.2        Letter Agreement, dated June 12, 1997, among Nashville
            Country Club, Inc., and each of Robert E. Geddes,
            Thomas Miserendino and Brian F. Murphy.